UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	09/30/14

FORM N-CSR

Item 1.                        Reports to Stockholders.

                       [

Dreyfus Strategic

Municipals, Inc.

ANNUAL REPORT September 30, 2014

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Cash Flows
28	Statement of Changes in Net Assets
29	Financial Highlights
31	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Additional Information
47	Important Tax Information
47	Proxy Results
48	Board Members Information
52	Officers of the Fund
57	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Municipals, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Strategic Municipals, Inc. covers the 12-month period from October 1, 2013, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds generally gained ground for the reporting period overall despite bouts of heightened volatility during the final months of 2013, when a more moderately accommodative monetary policy and accelerating economic growth caused long-term interest rates to rise. Long-term interest rates moderated early in 2014 due to geopolitical and economic concerns, driving prices of long-term securities higher, and favorable supply-and-demand dynamics helped keep yields low when economic growth resumed. Meanwhile, improving economic fundamentals enabled many states and municipalities to shore up their fiscal conditions.

While we remain cautiously optimistic regarding the municipal bond market’s prospects, we believe that selectivity is likely to become more important to investment success. Long-term rates could rise if, as we anticipate, the economy continues to accelerate and inflationary pressures rise. On the other hand, intensifying geopolitical turmoil and other factors could dampen the adverse effects of a stronger domestic economic recovery, and rising investor demand for tax-advantaged investments may continue to support municipal bond prices. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through September 30, 2014, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2014, Dreyfus Strategic Municipals, Inc. achieved a total return of 16.69% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.588 per share, which reflects a distribution rate of 7.02%.2

Municipal bonds rallied over the reporting period as long-term interest rates moderated, supply-and-demand dynamics proved favorable, and credit conditions improved. The fund particularly benefited from a relatively long average duration and overweighted exposure to lower rated revenue bonds.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest rate forecasting.We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest rate movements, and, potentially, gains or losses, especially those among the longest maturities.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled over the fall of 2013 amid accelerating economic growth and the Federal Reserve Board’s plans to back away from its quantitative easing program. By the end of the year, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as anxious investors withdrew from the market. However, rates subsequently moderated, and bond prices rebounded when harsh winter weather contributed to an economic contraction during the first quarter of 2014.

The economic recovery got back on track in the spring, but favorable supply-and-demand dynamics kept long-term interest rates low. Less refinancing activity produced a reduced supply of newly issued tax-exempt securities over the first nine months of 2014, while demand intensified from investors seeking higher after-tax income. Consequently, municipal bonds produced highly competitive total returns, with longer term and lower rated securities faring particularly well.

The economic rebound resulted in better underlying credit conditions for many issuers.Tax revenues increased, helping most states achieve budget surpluses. Isolated fiscal problems in Detroit and Puerto Rico were notable exceptions to the recovering credit environment.

Interest Rate Strategies Bolstered Relative Performance

The fund benefited during the reporting period from a long average duration and a focus on longer maturities, which enabled it to participate more fully in the positive effects of falling interest rates and narrowing yield differences along the market’s maturity spectrum. In addition, overweighted exposure to revenue-backed bonds and a commensurately underweighted position in general obligation bonds aided results. The fund received especially strong contributions from lower rated bonds backed by revenues from hospitals, airlines, industrial development projects, and the states’ settlement of litigation with U.S. tobacco companies.The fund’s leveraging strategy magnified the positive impact of these strategies.

Although detractors from performance proved relatively mild over the reporting period, the fund held modest positions in Puerto Rico municipal bonds, which suffered credit-quality issues related to the U.S. territory’s struggling economy and heavy pension liabilities. We took advantage of periodic rallies to eliminate the fund’s Puerto Rico holdings at relatively favorable prices.

Maintaining a Constructive Investment Posture

Although the U.S. economic recovery has gained momentum, global growth recently has disappointed, driving interest rates lower as investors flock to traditional safe havens such as U.S. Treasury securities. In addition, technical factors in the municipal bond market have remained favorable; we expect the supply of newly issued securities to remain muted while investor demand stays strong.

Therefore, we have maintained the fund’s focus on generating high levels of current income, including an emphasis on longer dated and lower rated securities. Nonetheless, we are prepared to adjust the fund’s strategies as economic and market conditions change over the months ahead.

October 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until November
30, 2014, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

SELECTED INFORMATION

September 30, 2014 (Unaudited)

Market Price per share September 30, 2014	$8.38
Shares Outstanding September 30, 2014	61,849,399
New York Stock Exchange Ticker Symbol	LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended September 30, 2014
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
High	$8.02	$8.14	$8.47	$8.55
Low	7.36	7.61	8.03	8.25
Close	7.60	8.10	8.44	8.38

PERCENTAGE GAIN (LOSS) based on change in Market Price*

September 23, 1987 (commencement of operations)
through September 30, 2014	457.11%
October 1, 2004 through September 30, 2014	82.44
October 1, 2009 through September 30, 2014	49.83
October 1, 2013 through September 30, 2014	12.61
January 1, 2014 through September 30, 2014	16.28
April 1, 2014 through September 30, 2014	7.15
July 1, 2014 through September 30, 2014	1.04

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)	$9.32
September 30, 2013	8.07
December 31, 2013	7.93
March 31, 2014	8.41
June 30, 2014	8.68
September 30, 2014	8.76

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

September 23, 1987 (commencement of operations)
through September 30, 2014	524.81%
October 1, 2004 through September 30, 2014	84.07
October 1, 2009 through September 30, 2014	46.28
October 1, 2013 through September 30, 2014	16.69
January 1, 2014 through September 30, 2014	16.50
April 1, 2014 through September 30, 2014	7.88
July 1, 2014 through September 30, 2014	2.70

* With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2014

Long-Term Municipal	Coupon	Maturity	Principal
Investments—151.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—3.0%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	1/1/26	8,000,000		9,771,520
Jefferson County,
Limited Obligation School Warrants	5.25	1/1/17	4,520,000		4,550,555
Jefferson County,
Limited Obligation School Warrants	5.00	1/1/24	2,000,000		2,009,000
Alaska—1.7%
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/46	12,190,000		9,155,421
Arizona—5.6%
Arizona Housing Finance Authority,
SFMR (Mortgage-Backed
Securities Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.55	12/1/41	1,445,000		1,506,210
Barclays Capital Municipal Trust
Receipts (Series 21 W)
Recourse (Salt River Project
Agricultural Improvement and
Power District, Salt River Project
Electric System Revenue)	5.00	1/1/38	17,207,871	[a,b]	18,856,503
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,410,000		3,024,772
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	6,030,000		6,875,647
California—17.3%
Barclays Capital Municipal Trust
Receipts (Series 80 W)
Recourse (Los Angeles
Department of Airports,
Senior Revenue (Los Angeles
International Airport))	5.00	5/15/31	5,247,500	[a,b]	5,990,428
California,
GO (Various Purpose)	5.75	4/1/31	10,800,000		12,924,036
California,
GO (Various Purpose)	6.50	4/1/33	10,000,000		12,230,300

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Various Purpose)	6.00	11/1/35	7,500,000		9,079,125
California Statewide Communities
Development Authority, Revenue
(Bentley School)	7.00	7/1/40	2,090,000		2,354,657
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	2,000,000		2,217,860
JPMorgan Chase Putters/Drivers
Trust (Series 3851)
Non-recourse (California
Educational Facilities
Authority, Revenue (University
of Southern California))	5.25	10/1/16	10,100,000	[a,b]	11,490,164
JPMorgan Chase Putters/Drivers
Trust (Series 4361)
Non-recourse (Los Angeles
Department of Water and Power,
Water System Revenue)	5.00	7/1/20	5,000,000	[a,b]	5,600,600
RIB Floater Trust (Barclays Bank
PLC) (Series 23 U) Recourse
(The Regents of the University
of California, General Revenue)	5.00	5/15/38	10,000,000	[a,b]	11,351,000
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	6,250,000		7,204,437
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	2,000,000		2,411,660
San Francisco City and County
Redevelopment Agency Community
Facilities District Number 6,
Special Tax Revenue (Mission
Bay South Public Improvements)	5.00	8/1/23	1,000,000		1,147,050

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	7,300,000		5,965,195
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	3,500,000		4,165,910
Colorado—5.3%
Beacon Point Metropolitan
District, GO	6.25	12/1/35	2,000,000		2,011,400
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	3,500,000		4,067,525
JPMorgan Chase Putters/Drivers
Trust (Series 4386)
Non-recourse (Board of
Governors of the Colorado
State University, System
Enterprise Revenue)	5.00	3/1/20	7,500,000	[a,b]	8,382,525
RIB Floater Trust (Barclays Bank
PLC) (Series 25 U-1) Recourse
(Colorado Springs, Utilities
System Improvement Revenue)	5.00	11/15/43	9,750,000	[a,b]	11,034,173
Southlands Metropolitan
District Number 1,
GO (Prerefunded)	7.13	12/1/14	2,000,000	[c]	2,023,780
The Plaza Metropolitan District
Number 1, Revenue	5.00	12/1/17	1,170,000		1,243,183
District of Columbia—4.2%
RIB Floater Trust (Barclays Bank
PLC) (Series 15 U) Recourse
(District of Columbia, Income
Tax Secured Revenue)	5.00	12/1/35	19,997,609	[a,b]	22,867,809

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida—5.7%
Clearwater,
Water and Sewer Revenue	5.25	12/1/39	5,000,000		5,468,350
Greater Orlando Aviation Authority,
Airport Facilities Revenue	6.25	10/1/20	8,000,000		9,703,280
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	6,000,000		7,337,640
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	6.00	8/1/45	6,500,000		7,057,570
Village Community Development
District Number 10, Special
Assessment Revenue	6.00	5/1/44	1,000,000		1,073,920
Georgia—6.4%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	6,000,000		7,245,180
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	4,000,000		4,566,640
Brooks County Development
Authority, Senior Health and
Housing Facilities Revenue
(Presbyterian Home, Quitman,
Inc.) (Collateralized; GNMA)	5.70	1/20/39	4,445,000		4,579,017
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Corp.)	5.63	6/15/38	6,000,000		6,714,000
RIB Floater Trust (Barclays Bank
PLC) (Series 20 U) Recourse
(Private Colleges and
Universities Authority,
Revenue (Emory University))	5.00	10/1/43	10,000,000	[a,b]	11,369,000
Hawaii—.9%
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.75	7/1/40	4,415,000		4,875,043

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Idaho—.9%
Power County
Industrial Development
Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	5,000,000		5,009,050
Illinois—5.5%
Chicago,
General Airport Senior Lien
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/24	5,550,000		6,320,784
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	5,000,000		5,644,150
Chicago,
GO	5.00	1/1/24	2,500,000		2,674,575
JPMorgan Chase Putters/Drivers
Trust (Series 4360)
Non-recourse (Greater Chicago
Metropolitan Water Reclamation
District, GO Capital
Improvement Bonds)	5.00	12/1/19	7,500,000	[a,b]	8,417,175
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	5,050,000		5,927,690
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue (University
of Illinois)	5.00	4/1/44	1,000,000		1,102,940
Indiana—.3%
Indiana Finance Authority,
Revenue (Marquette Project)	5.00	3/1/39	1,400,000		1,451,730
Iowa—1.8%
Iowa Finance Authority,
Midwestern Disaster Area
Revenue (Iowa Fertilizer
Company Project)	5.25	12/1/25	7,375,000		7,906,590
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	2,000,000		1,777,840

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.5%
Louisville/Jefferson County Metro
Government, Health Facilities
Revenue (Jewish Hospital and
Saint Mary’s HealthCare, Inc.
Project) (Prerefunded)	6.13	2/1/18	2,300,000	[c]	2,708,710
Louisiana—1.7%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	2,979,000	[d]	1,103,809
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	7,000,000		7,854,840
Maine—.6%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	3,000,000		3,511,170
Maryland—1.9%
JPMorgan Chase Putters/Drivers
Trust (Series 4422)
Non-recourse (Mayor and City
Council of Baltimore, Project
Revenue (Water Projects))	5.00	7/1/21	9,000,000	[a,b]	10,214,820
Massachusetts—11.0%
Barclays Capital Municipal Trust
Receipts (Series 15 W) Recourse
(Massachusetts Health and
Educational Facilities Authority,
Revenue (Massachusetts
Institute of Technology Issue))	5.00	7/1/38	13,110,000	[a,b]	14,699,719
JPMorgan Chase Putters/Drivers
Trust (Series 3840) Non-recourse
(Massachusetts Development
Finance Agency, Revenue
(Harvard University Issue))	5.25	8/1/18	10,000,000	[a,b]	11,737,300
JPMorgan Chase Putters/Drivers
Trust (Series 3898) Non-recourse
(Massachusetts, Consolidated Loan)	5.00	4/1/19	8,600,000	[a,b]	10,128,822

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
JPMorgan Chase Putters/Drivers
Trust (Series 4420) Non-recourse
(Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue)	5.00	5/15/21	10,000,000	[a,b]	11,286,700
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Issue K)	5.25	7/1/29	5,000,000		5,470,300
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	5,650,000		6,650,671
Michigan—8.5%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,580,000		2,512,198
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	3,000,000		3,184,020
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,930,000		3,011,220
Michigan Finance Authority,
Local Government Loan Program
Revenue (Detroit Water and
Sewerage Department, Sewage
Disposal System Revenue Senior
Lien Local Project Bonds)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/31	2,000,000		2,196,520
Michigan Finance Authority,
Local Government Loan Program
Revenue (Detroit Water and
Sewerage Department, Water
Supply System Revenue Senior
Lien Local Project Bonds)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/36	2,000,000		2,152,540
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.63	11/15/29	5,000,000		5,608,900

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	6,470,000		6,471,294
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.88	6/1/42	5,000,000		4,678,750
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/48	4,000,000		3,241,960
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital Obligated
Group) (Prerefunded)	8.25	9/1/18	5,500,000	[c]	7,062,605
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/44	2,000,000		2,212,340
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	3,435,000		3,550,588
Minnesota—1.8%
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.15	12/1/38	220,333		227,719
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	354,093		357,397
Minneapolis,
Health Care System Revenue
(Fairview Health Services) (Insured;
Assured Guaranty Corp.)	6.50	11/15/38	5,000,000		5,903,350

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	5.15	11/15/20	3,310,000	3,415,622
Mississippi—2.8%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	9,310,000	9,317,541
Mississippi Development Bank,
Special Obligation Revenue
(Magnolia Regional Health
Center Project)	6.50	10/1/31	5,000,000	5,737,150
Missouri—.4%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue
(Independence, Crackerneck
Creek Project)	5.00	3/1/28	2,000,000	2,032,380
New Jersey—2.1%
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	5.25	9/15/29	2,000,000	2,100,420
New Jersey Higher Education
Student Assistance
Authority, Student Loan
Revenue (Insured; Assured
Guaranty Corp.)	6.13	6/1/30	4,725,000	5,154,313
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	5,500,000	4,075,225
New Mexico—1.4%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	7,000,000	7,792,050

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—10.6%
Barclays Capital Municipal Trust
Receipts (Series 7 B) Recourse
(New York City Transitional
Finance Authority, Future Tax
Secured Subordinate Revenue)	5.50	11/1/27	5,000,000	[a,b]	5,975,250
Barclays Capital Municipal Trust
Receipts (Series 29 W) Recourse
(New York City Municipal Water
Finance Authority, Water and
Sewer System General
Resolution Revenue)	5.00	6/15/39	20,000,000	[a,b]	22,434,800
JPMorgan Chase Putters/Drivers
Trust (Series 3857)
Non-recourse (New York City
Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue)	5.25	11/1/18	5,000,000	[a,b]	5,944,500
New York City Educational
Construction Fund, Revenue	6.50	4/1/27	4,490,000		5,630,684
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Corp.)	7.00	3/1/49	5,000,000		6,105,400
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/32	5,000,000		5,806,950
Niagara Area Development
Corporation, Solid Waste
Disposal Facility Revenue
(Covanta Energy Project)	5.25	11/1/42	3,000,000		3,072,270
Port Authority of New York and New
Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)	6.00	12/1/36	2,000,000		2,330,640

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio—9.9%
Buckeye Tobacco Settlement
Financing Authority,
Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/47	12,500,000		10,624,500
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	3,850,000		4,248,706
Canal Winchester Local School
District, School Facilities
Construction and Improvement
and Advance Refunding Bonds
(GO—Unlimited Tax) (Insured;
National Public Finance
Guarantee Corp.)	0.00	12/1/29	3,955,000	[e]	2,350,456
Canal Winchester Local School
District, School Facilities
Construction and Improvement
and Advance Refunding Bonds
(GO—Unlimited Tax) (Insured;
National Public Finance
Guarantee Corp.)	0.00	12/1/31	3,955,000	[e]	2,154,249
JPMorgan Chase Putters/Drivers
Trust (Series 4367)
Non-recourse (Hamilton
County, Sewer System
Improvement Revenue
(The Metropolitan Sewer
District of Greater Cincinnati))	5.00	6/1/33	17,000,000	[a,b]	19,436,100
Muskingum County,
Hospital Facilities Revenue
(Genesis HealthCare System
Obligated Group Project)	5.00	2/15/22	4,590,000		4,953,436
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	1,900,000		2,145,613

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	3,000,000	[b]	2,837,490
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	5,000,000		5,033,950
Oregon—1.1%
Multnomah County Hospital
Facilities Authority, Revenue
(Mirabella at South
Waterfront Project)	5.40	10/1/44	2,220,000		2,305,870
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue (Pelton
Round Butte Project)	6.38	11/1/33	3,300,000		3,597,099
Pennsylvania—1.4%
JPMorgan Chase Putters/Drivers
Trust (Series 3916) Non-recourse
(Geisinger Authority, Health System
Revenue (Geisinger Health System))	5.13	6/1/35	3,000,000	[a,b]	3,286,650
Philadelphia,
GO	6.50	8/1/41	3,550,000		4,203,200
Rhode Island—1.1%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue) (Insured;
Assured Guaranty Corp.)	7.00	5/15/39	5,000,000		5,891,750

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina—7.3%
Barclays Capital Municipal Trust
Receipts (Series 42 W)
Recourse (Columbia, Waterworks
and Sewer System Revenue)	5.00	2/1/40	10,000,000	[a,b]	11,440,100
JPMorgan Chase Putters/Drivers
Trust (Series 4379)
Non-recourse (South Carolina
Public Service Authority,
Revenue Obligations
(Santee Cooper))	5.13	6/1/37	15,000,000	[a,b]	16,633,800
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.50	1/1/38	10,000,000		11,413,200
Tennessee—4.6%
Barclays Capital Municipal Trust
Receipts (Series 25 W)
Recourse (Rutherford County
Health and Educational
Facilities Board, Revenue
(Ascension Health Senior
Credit Group))	5.00	11/15/40	10,000,000	[a,b]	11,081,000
JPMorgan Chase Putters/Drivers
Trust (Series 4416)
Non-recourse (Metropolitan
Government of Nashville and
Davidson County, Water and
Sewer Revenue)	5.00	7/1/21	5,000,000	[a,b]	5,696,400
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/34	7,000,000		8,138,200

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—13.6%
Barclays Capital Municipal Trust
Receipts (Series 28 W)
Recourse (Leander Independent
School District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program))	5.00	8/15/40	8,507,701	[a,b]	9,710,504
Clifton Higher Education Finance
Corporation, Education Revenue
(Uplift Education)	6.00	12/1/30	2,500,000		2,868,825
Clifton Higher Education Finance
Corporation, Education Revenue
(Uplift Education)	4.50	12/1/44	2,500,000		2,524,275
Dallas Area Rapid Transit,
Senior Lien Sales
Tax Revenue	5.25	12/1/48	10,000,000		11,256,600
Gulf Coast Industrial Development
Authority, SWDR (CITGO
Petroleum Corporation Project)	4.88	5/1/25	1,000,000		1,039,750
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	7.25	12/1/18	2,000,000	[c]	2,513,200
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal Improvement Projects)	6.13	7/15/17	1,355,000		1,359,377
Houston,
Combined Utility System First
Lien Revenue (Insured; Assured
Guaranty Corp.)	6.00	11/15/36	5,000,000		5,951,600
JPMorgan Chase Putters/Drivers
Trust (Series 4356) Non-recourse
(San Antonio, Electric and Gas
Systems Junior Lien Revenue)	5.00	2/1/21	16,750,000	[a,b]	18,622,650

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured
Guaranty Corp.)	5.75	1/1/40	10,300,000		11,570,814
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,500,000		6,117,705
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	13.43	7/2/24	350,000	[f]	371,581
Vermont—.3%
Burlington,
Airport Revenue	3.50	7/1/18	1,605,000		1,630,664
Virginia—2.6%
Barclays Capital Municipal Trust
Receipts (Series 17 W)
Recourse (Virginia Small
Business Financing Authority,
Health Care Facilities Revenue
(Sentara Healthcare))	5.00	11/1/40	10,000,000	[a,b]	10,831,300
Chesterfield County Economic
Development Authority,
Retirement Facilities First
Mortgage Revenue (Brandermill
Woods Project)	5.13	1/1/43	3,000,000		3,063,960
Washington—4.9%
Barclays Capital Municipal Trust
Receipts (Series 27 B) Recourse
(King County, Sewer Revenue)	5.00	1/1/29	3,998,716	[a,b]	4,600,396
Barclays Capital Municipal Trust
Receipts (Series 66 W)
Recourse (King County,
Limited Tax GO (Payable
from Sewer Revenues))	5.13	1/1/33	10,000,000	[a,b]	11,427,900

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)
(Prerefunded)	6.25	8/1/18	5,975,000	[c]	7,162,472
Washington Higher Education
Facilities Authority, Revenue
(Seattle University Project)
(Insured; AMBAC)	5.25	11/1/37	3,000,000		3,312,930
West Virginia—.4%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	2,000,000		2,059,360
Wyoming—1.0%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/33	2,360,000		2,627,081
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.38	1/1/42	2,750,000		3,045,845
U.S. Related—1.0%
Guam,
LOR (Section 30)	5.75	12/1/34	2,000,000		2,208,520
Guam Housing Corporation,
SFMR (Guaranteed
Mortgage-Backed
Securities Program)
(Collateralized; FHLMC)	5.75	9/1/31	965,000		1,094,329
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.63	7/1/40	2,000,000		2,188,520
Total Long-Term Municipal Investments
(cost $742,365,806)					819,029,993

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.2%	Rate (%)	Date	Amount ($)	Value ($)
California;
California Infrastructure and
Economic Development Bank,
Revenue, Refunding (Los
Angeles County Museum of
Natural History Foundation)
(LOC; Wells Fargo Bank)
(cost $1,000,000)	0.02	10/1/14	1,000,000 [g]	1,000,000

Total Investments (cost $743,365,806)			151.3%	820,029,993
Liabilities, Less Cash and Receivables			(25.0%)	(135,428,051)
Preferred Stock, at redemption value			(26.3%)	(142,500,000)
Net Assets Applicable to Common Shareholders			100.0%	542,101,942

a Collateral for floating rate borrowings.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2014, these securities were valued at $333,385,578 or 61.5% of net assets applicable to Common Shareholders.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Non-income producing—security in default.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Inverse floater security—the interest rate is subject to change periodically. Rate shown is the interest rate in effect at
September 30, 2014.
g Variable rate demand note—rate shown is the interest rate in effect at September 30, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Special Tax	24.9	Pollution Control	2.4
Education	23.7	Resource Recovery	1.6
Utility-Electric	19.4	Housing	1.5
Utility-Water and Sewer	18.0	City	1.3
Health Care	14.8	County	1.0
Transportation Services	13.5	Asset-Backed	.8
State/Territory	4.6	Other	16.5
Prerefunded	4.0
Industrial	3.3		151.3

† Based on net assets applicable to Common Shareholders.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	743,365,806	820,029,993
Interest receivable		12,731,476
Prepaid expenses		19,726
		832,781,195
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		385,293
Cash overdraft due to Custodian		1,170,683
Payable for floating rate notes issued—Note 3		146,129,397
Interest and expense payable related to
floating rate notes issued—Note 3		331,018
Commissions payable—Note 1		26,497
Dividends payable to Preferred Shareholders		1,689
Accrued expenses		134,676
		148,179,253
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (5,700 shares issued and outstanding at $25,000
per share liquidation value)—Note 1		142,500,000
Net Assets applicable to Common Shareholders ($)		542,101,942
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(61,849,399 shares issued and outstanding)		61,849
Paid-in capital		536,102,112
Accumulated undistributed investment income—net		1,613,296
Accumulated net realized gain (loss) on investments		(72,339,502)
Accumulated net unrealized appreciation
(depreciation) on investments		76,664,187
Net Assets applicable to Common Shareholders ($)		542,101,942
Shares Outstanding
(500 million shares authorized)		61,849,399
Net Asset Value, per share of Common Stock ($)		8.76

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

Investment Income ($):
Interest Income	39,818,261
Expenses:
Management fee—Note 2(a)	5,039,697
Interest and expense related to floating rate notes issued—Note 3	938,335
Commission fees—Note 1	267,686
Professional fees	140,333
Shareholders’ reports	68,475
Shareholder servicing costs	59,242
Registration fees	55,246
Directors’ fees and expenses—Note 2(c)	47,226
Custodian fees—Note 2(b)	45,939
Miscellaneous	83,484
Total Expenses	6,745,663
Less—reduction in expenses due to undertaking—Note 2(a)	(671,961)
Net Expenses	6,073,702
Investment Income—Net	33,744,559
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(15,966,453)
Net unrealized appreciation (depreciation) on investments	61,556,452
Net Realized and Unrealized Gain (Loss) on Investments	45,589,999
Dividends to Preferred Shareholders	(172,596)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	79,161,962

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended September 30, 2014

Cash Flows from Operating Activities ($):
Interest received	42,021,560
Operating expenses paid	(5,154,019)
Dividends paid to Preferred Shareholders	(173,540)
Purchases of portfolio securities	(104,510,630)
Net sales of short-term portfolio securities	22,300,000
Proceeds from sales of portfolio securities	108,896,580
Net Cash Provided by Operating Activities		63,379,951
Cash Flows from Financing Activities ($):
Net proceeds from floating rate notes issued	16,870,571
Dividends paid to Common Shareholders	(36,367,445)
Redemptions of Auction Preferred Stock	(40,750,000)
Interest and expense related to
floating rate notes issued paid	(1,526,780)
Net Cash Used in Financing Activities		(61,773,654)
Increase in cash		1,606,297
Cash overdraft at beginning of period		(2,776,980)
Cash overdraft at end of period		(1,170,683)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		79,161,962
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to
net cash provided by operating activities ($):
Decrease in investments in securities, at cost		52,979,721
Decrease in payable for investment securities purchased		(10,327,317)
Decrease in interest receivable		482,302
Decrease in commissions payable and accrued expenses		(18,202)
Decrease in prepaid expenses		738
Decrease in due to The Dreyfus Corporation and affiliates		(1,188)
Decrease in dividends payable to Preferred Shareholders		(944)
Interest and expense related to floating rate notes issued		938,335
Net unrealized appreciation on investments		(61,556,452)
Net amortization of premiums on investments		1,720,996
Net Cash Provided by Operating Activities		63,379,951

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2014	2013
Operations ($):
Investment income—net	33,744,559	33,319,930
Net realized gain (loss) on investments	(15,966,453)	(1,217,403)
Net unrealized appreciation
(depreciation) on investments	61,556,452	(71,560,410)
Dividends to Preferred Shareholders	(172,596)	(417,650)
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations	79,161,962	(39,875,533)
Dividends to Common Shareholders from ($):
Investment income—net	(36,367,445)	(36,337,824)
Capital Stock Transactions ($):
Dividends reinvested	—	1,611,858
Total Increase (Decrease) in Net Assets
Applicable to Common Shareholders	42,794,517	(74,601,499)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	499,307,425	573,908,924
End of Period	542,101,942	499,307,425
Undistributed investment income—net	1,613,296	4,581,262
Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	—	172,359

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.07	9.31	8.41	8.65	8.47
Investment Operations:
Investment income—net[a]	.55	.54	.58	.60	.62
Net realized and unrealized
gain (loss) on investments	.73	(1.18)	.92	(.24)	.15
Dividends to Preferred Shareholders
from investment income—net	(.00)[b]	(.01)	(.01)	(.01)	(.02)
Total from Investment Operations	1.28	(.65)	1.49	.35	.75
Distributions to Common Shareholders:
Dividends from investment income—net	(.59)	(.59)	(.59)	(.59)	(.57)
Net asset value, end of period	8.76	8.07	9.31	8.41	8.65
Market value, end of period	8.38	8.00	10.02	8.50	9.02
Total Return (%)[c]	12.61	(14.65)	25.98	1.32	22.13

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
	2014	2013	2012	2011	2010
Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable to Common Stock[d]	1.30	1.30	1.30	1.40	1.40
Ratio of net expenses to average
net assets applicable to Common Stock[d]	1.17	1.16	1.16	1.26	1.24
Ratio of interest and expense related
to floating rate notes issued to average
net assets applicable to Common Stock[d]	.18	.11	.10	.10	.05
Ratio of net investment income to average
net assets applicable to Common Stock[d]	6.50	6.01	6.59	7.51	7.43
Ratio of total expenses to
total average net assets	1.00	.94	.94	.96	.92
Ratio of net expenses to
total average net assets	.90	.84	.84	.86	.82
Ratio of interest and expense related
to floating rate notes issued
to total average net assets	.14	.08	.07	.07	.03
Ratio of net investment income
to total average net assets	5.02	4.35	4.73	5.18	4.89
Portfolio Turnover Rate	14.37	25.01	19.16	17.81	24.41
Asset coverage of Preferred Stock,
end of period	480	372	368	341	324
Net Assets, applicable to
Common Shareholders,
end of period ($ x 1,000)	542,102	499,307	573,909	515,399	528,607
Preferred Stock outstanding,
end of period ($ x 1,000)	142,500	183,250	213,750	213,750	235,750
Floating Rate Notes
Outstanding ($ x 1,000)	146,129	129,259	74,886	74,886	49,415

a	Based on average common shares outstanding.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the NewYork Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 1,140 shares each of Series M, Series T, Series W, Series TH and Series F for a total of 5,700 shares, of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

On February 11, 2013, the Board authorized the fund to redeem up to 25% of the original amount of the fund’s outstanding APS, subject to market, regulatory and other conditions and factors, over a period of up to approximately twelve months.

During the period ended September 30, 2014, the fund redeemed the following APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
M	326	8,150,000	December 31, 2013
T	326	8,150,000	January 2, 2014
W	326	8,150,000	January 2, 2014
TH	326	8,150,000	January 3, 2014
F	326	8,150,000	January 6, 2014
Total	1,630	40,750,000

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	820,029,993	—	820,029,993
Liabilities ($)
Floating Rate Notes††	—	(146,129,397)	—	(146,129,397)

† See Statement of Investments for additional detailed categorizations.
Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At September 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, unless such Common Shareholder elects to receive cash as provided below, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Inc. (“Computershare”), the fund’s transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On September 29, 2014, the Board declared a cash dividend of $.049 per share from investment income-net, payable on October 31, 2014 to Common Shareholders of record as of the close of business on October 14, 2014.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates, as of September 30, 2014, for each Series of APS were as follows: Series M-0.088%, Series T-0.133%, Series W-0.088%, Series TH-0.088% and Series F-0.088%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended September 30, 2014 for each Series of APS were as follows: Series M-0.12%, Series T-0.11%, Series W-0.11%, Series TH-0.11% and Series F-0.11%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: tax-exempt income $2,738,828, accumulated capital losses $72,852,725 and unrealized appreciation $77,177,410.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-

term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2014. If not applied, $264,789 of the carryover expires in fiscal year 2016, $9,875,465 expires in fiscal year 2017, $32,540,019 expires in fiscal year 2018 and $6,369,224 expires in fiscal year 2019.The fund has $4,611,144 of post-enactment short-term capital losses and $19,192,084 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2014 and September 30, 2013 were as follows: tax-exempt income $36,480,377 and $36,655,099, and ordinary income $59,664 and $100,375, respectively.

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $172,484, increased accumulated net realized gain (loss) on investments by $104,276 and increased paid-in capital by $68,208. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. The Manager has currently undertaken, from October 1, 2013 through November 30, 2014, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $671,961 during the period ended September 30, 2014.

(b) The fund compensates The Bank of NewYork Mellon, a wholly-owned subsidiary of the Manager, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2014, the fund was charged $45,939 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended September 30, 2014, the fund was charged $6,722 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $420,294, custodian fees $20,000 and Chief Compliance Officer fees $1,038, which are offset against an expense reimbursement currently in effect in the amount of $56,039.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2014, amounted to $94,183,313 and $125,767,151, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Trust”).The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Trust, after payment of interest on the other securities and various expenses of the Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis.These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event.When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates.When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust.A

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2014 was approximately $144,754,300, with a related weighted average annualized interest rate of .65%.

At September 30, 2014, the cost of investments for federal income tax purposes was $596,723,186; accordingly, accumulated net unrealized appreciation on investments was $77,177,410, consisting of $80,131,403 gross unrealized appreciation and $2,953,993 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2014, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2014

The Fund 41

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station,TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15.Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments.A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net invest-

The Fund 43

ADDITIONAL INFORMATION (Unaudited) (continued)

ment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2014, there were: (i) no material changes in the fund’s investment objectives or policies and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund. Effective July 28, 2014, Jeffrey Burger joined Daniel Barton as co-primary portfolio managers of the fund, following the retirement of Steven Harvey.

Shareholders should take note of the following information about certain risks of investing in the fund.

Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock.A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities

The Fund 45

ADDITIONAL INFORMATION (Unaudited) (continued)

with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $59,664 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 6, 2014.

		Shares
	For		Authority Withheld
To elect three Class II Directors:†
Gordon J. Davis	52,383,475		1,851,152
Ehud Houminer	52,254,648		1,979,979
Robin A. Melvin††	3,580		11

† The terms of these Class II Directors expire in 2017.
Elected solely by APS holders, Common Shareholders not entitled to vote.

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Current term expires in 2016.

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

  CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

No. of Portfolios for which Board Member Serves: 145

———————

William Hodding Carter III (79) Board Member (1988)

Current term expires in 2016.

Principal Occupation During Past 5 Years:

• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Joni Evans (72)
Board Member (2007)
Current term expires in 2016.

Principal Occupation During Past 5 Years:

  Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

  Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (74)
Board Member (1994)
Current term expires in 2017.

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)

Other Public Company Board Membership During Past 5 Years:

• Avnet Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 62

Richard C. Leone (74)
Board Member (1989)
Current term expires in 2016.

Principal Occupation During Past 5 Years:

  Senior Fellow and former President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues (2011-present)

  President—The Century Foundation (1989-2011)

No. of Portfolios for which Board Member Serves: 24

———————

Hans C. Mautner (76)
Board Member (1989)
Current term expires in 2015.

Principal Occupation During Past 5 Years:

• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010) • Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

Robin A. Melvin (51)
Board Member (1995)
Current term expires in 2017.

Principal Occupation During Past 5 Years:

  Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)

  Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga- nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 112

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited) (continued) INDEPENDENT BOARD MEMBERS (continued)

Burton N. Wallack (63)
Board Member (2007)
Current term expires in 2015.

Principal Occupation During Past 5 Years:

  President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

John E. Zuccotti (77)
Board Member (1989)
Current term expires in 2015.

Principal Occupation During Past 5 Years:

  Chairman of Brookfield Properties, Inc. (1996-present)

  Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)

Other Public Company Board Membership During Past 5 Years:

• Wellpoint, Inc., a health benefits company, Director (2005-2010)

No. of Portfolios for which Board Member Serves: 24

INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2007)
Current term expires in 2017.

Principal Occupation During Past 5 Years:

  Partner in the law firm of Venable LLP (2012-present)

  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

  Consolidated Edison, Inc., a utility company, Director (1997-present)

  The Phoenix Companies, Inc., a life insurance company, Director (2000-present)

No. of Portfolios for which Board Member Serves: 62

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.

David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 51

OFFICERS OF THE FUND (Unaudited)

The Fund 53

NOTES

The Fund 55

NOTES

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 57

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,184 in 2013 and $33,848 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,442 in 2013 and $32,562 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,754 in 2013 and $3,593 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $246 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $52,124,229 in 2013 and $30,348,123 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are: Richard C. Leone, Joseph S. DiMartino,  Hodding Carter III, Joni Evans, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        None

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 25, 2014, the date of the filing of this report:

          Daniel A. Barton and Jeffrey Burger manage the Registrant.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's portfolio managers are Steven Harvey and Dan Barton.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Daniel A. Barton	6	$2.4 billion	0	$0	0	$0
Jeffrey Burger	7	$3.2 billion	1	$53 million	306	$922 million

None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Daniel A. Barton	Dreyfus Strategic Municipals, Inc.	None
Jeffrey Burger	Dreyfus Strategic Municipals, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and                         Affiliated Purchasers.

                        None

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 17, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    November 17, 2014

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)